                                                                   EXHIBIT 10.63


         =============================================================

                                FIRST AMENDMENT

                                       TO

                        FIRST RESTATED CREDIT AGREEMENT

                                     AMONG

                 MUNICIPAL BOND INVESTORS ASSURANCE CORPORATION
                                    (MBIA),

                           THE BANKS SIGNATORY HERETO

                                      AND

                                 CREDIT SUISSE
                                New York Branch
                                    as Agent



                         Dated as of September 23, 1994



         =============================================================

                                FIRST AMENDMENT


     THIS AMENDMENT, dated as of September 23, 1994, between MUNICIPAL BOND INVESTORS ASSURANCE CORPORATION, a New York stock insurance corporation ("MBIA"), and CREDIT SUISSE, a banking corporation organized under the laws of
  ----
Switzerland, acting through its New York Branch ("Credit Suisse"), as Agent for
                                                  -------------
the Banks referred to herein (in such capacity, the "Agent") and individually as
                                                     -----
a Bank;

     WHEREAS, MBIA, the Agent and the Banks identified therein are parties to the First Restated Credit Agreement, dated as of October 1, 1993 (the "Restated
                                                                       --------
Credit Agreement"); and
----------------

     WHEREAS, MBIA and the Banks desire, upon the terms and subject to the conditions hereinafter set forth, to amend the Restated Credit Agreement in certain respects;

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:


                                   ARTICLE 1

                   MODIFICATIONS TO RESTATED CREDIT AGREEMENT
                   ------------------------------------------

     Section 1.1. Defined Terms. Except as otherwise specified herein, terms
     -----------  -------------
used in this Amendment and defined in Exhibit A of the Restated Credit Agreement shall have the meanings provided in such Exhibit A.

     Section 1.2. Amendment. If the First Amendment Effective Date (as defined
     -----------  ---------
below) occurs on or prior to September 30, 1994, then effective on October 1, 1994, Section 3.3 of the Restated Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Section 3.3 Extension of Commitments. The Expiration Date may be
           ----------- ------------------------
     extended from time to time with the consent of the Agent and all Banks (other than Nonextending Banks whose Commitments have been terminated), each in their sole discretion, as provided in this Section 3.3. Not later than July 1, 1995, and not later than each July 1 thereafter in respect of succeeding one-year extension periods provided for below, or such later date to which the Agent and the Majority Banks may consent in writing, MBIA may notify the Agent if MBIA desires to have the Expiration Date extended for a period of one year from the date on which it is then scheduled to occur. The Agent shall promptly give the Banks notice of its receipt of any such request and shall request each Bank to consent to such extension, unless the Agent has determined to withhold its consent to such extension. Such notice and request from the Agent to the Banks may be given by the Agent subject to a reservation by the Agent of its right to withhold consent to such extension at a later date. Each Bank which elects to give its consent to such extension shall deliver such consent to the Agent and MBIA prior to the later to occur of
     (a) 90 days following the date of MBIA's request and (b) the July 1 of the year which is six years prior to then scheduled Expiration Date (or in each case such later date to which the Agent and MBIA have consented). Any Bank which has not given its consent within such period shall be deemed to be a "Nonextendinq Bank", and MBIA shall have the right at any time thereafter
      -----------------
     to elect to terminate the Commitment of such Nonextending Bank by not less than five Business Days' prior notice to such Nonextending Bank and the Agent unless, prior to the effectiveness of such termination, (i) any Loan has been made or (ii) any Default or Event of Default has occurred and is continuing. Any such termination shall be effective on the date specified in such notice."

MBIA hereby confirms that (i) the term "Loan Documents" contained in Exhibit A
                                        --------------
of the Restated Credit Agreement includes the Restated Credit Agreement, as amended hereby, the Additional Note and the Bank Fee Letter as amended by the amendment contemplated by Section 2.1(e) of this Amendment; (ii) the term "Note"
                                                                           ----
contained in such Exhibit A includes Additional Note; and (iii) the term "Bank
                                                                          ----
Fee Letter" contained in such Exhibit A includes the Bank Fee Letter, as amended
----------
by the amendment contemplated by Section 2.1(e) of this Amendment.

     Section 1.3. Expiration Date. The parties hereby agree that, if the First
     -----------  ---------------
Amendment Effective Date occurs on or prior to September 30, 1994, then effective on October 1, 1994, the Expiration Date, as heretofore extended, is hereby further extended to September 30, 2001 pursuant to the provisions of
Section 3.3 of the Restated Credit Agreement, and acknowledge accordingly that, if the First Amendment Effective Date occurs on or prior to September 30, 1994, then effective on October 1, 1994, the current Commitment Period is the period commencing on October 1, 1994 and ending on September 30, 2001.

     Section 1.4. Increase of Commitment. If the First Amendment Effective Date
     -----------  ----------------------
occurs on or prior to September 30, 1994, then effective on October 1, 1994, MBIA, Credit Suisse and the Agent hereby agree that, in accordance with the provisions of Section 10.8(d) of the Restated Credit Agreement, the Commitment of Credit Suisse shall be increased from $350,000,000 to $375,000,000. MBIA and the Agent acknowledge that, giving effect to such increase, the Maximum Commitment shall be $600,000,000.

          Section 1.5. Consent of Banks. The Agent hereby confirms to MBIA that
          -----------  ----------------
it has received the consent of all Banks (to the extent required under the Restated Credit Agreement) to the modifications to the Restated Credit Agreement set forth in this Amendment.

                                   ARTICLE 2

                              CONDITIONS PRECEDENT
                              --------------------

          Section 2.1. Conditions Precedent to First Amendment Effective Date.
          -----------  ------------------------------------------------------
The "First Amendment Effective Date" shall be the date when each of the following conditions has been fulfilled to the reasonable satisfaction of the Agent; provided that the First Amendment Effective date may not occur later than September 30, 1994 without the prior written consent of the Agent:

          (a) on the First Amendment Effective Date (and after giving effect to the effectiveness hereof), (i) there shall exist no Default or Event of Default, and (ii) all representations and warranties made by MBIA herein or in any of the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made at and as of such time

          (b) Credit Suisse shall have received an additional Note meeting the requirements of Section 2.3 of the Restated Credit Agreement in the principal amount of $25,000,000 (the "Additional Note").
                            ---------------

          (c) The Agent shall have received each of the following, in form and substance satisfactory to the Agent:

               (i) a certificate of any two of the President, any Vice President or the Treasurer of MBIA to the effect that the conditions set forth in Section 2.1(a) hereof have been satisfied as of the First Amendment Effective Date and that no governmental filings, consents and approvals are necessary to be secured by MBIA in order to permit the borrowing under the Restated Credit Agreement, as modified hereby, the grant of the Lien under the Security Agreement and the execution, delivery and performance in accordance with their respective terms of this Amendment and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby, each of which shall be in full force and effect;

               (ii) copies of the duly adopted resolutions of the Board of Directors of MBIA, or an authorized committee thereof, authorizing the execution, delivery and performance in accordance with their respective terms of this Amendment and the Additional Note (collectively, the "First
                                                                         -----
     Amendment Documents"), accompanied by a certificate of the Secretary or an
     -------------------
     Assistant Secretary of MBIA stating as to (A) the effect that such resolutions are in full force and effect on the First Amendment Effective Date, (B) the incumbency and signatures of the officers signing the First Amendment Documents on behalf of MBIA, and
     (C) the effect that, from October 1, 1993 through and including the First Amendment Effective Date, there has been no amendment, modification or revocation of the articles of incorporation or by-law of MBIA;

               (iii) opinions of the General Counsel of MBIA and Kutak Rock, MBIA's counsel, each dated the First Amendment Effective Date, which are substantially to the effect set forth in the forms attached hereto as, respectively, Exhibits A and B; and

               (iv) such other documents, instruments, approvals (and, if reasonably requested by the Agent or the Majority Banks, duplicates or executed copies thereof certified by an appropriate governmental official or an authorized officer of MBIA) or opinions as the Agent or the Majority Banks may reasonably request.

          (d) on the First Amendment Effective Date, the Bank shall have received reasonably satisfactory evidence that long-term obligations insured by MBIA are publicly assigned a rating of Aaa by Moody's and AAA by S&P by reason of such insurance.

          (e) Effective as of October 1, 1994, the Bank Fee Letter shall have been modified in a manner satisfactory to MBIA and the Agent and consented to by all of the Banks.

          (f) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Amendment and the Loan Documents shall be satisfactory in form and substance to the Agent and its counsel.

A certificate of the Agent delivered to MBIA stating that the First Amendment Effective Date has occurred shall be conclusive evidence thereof.


                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          In order to induce the Agent to enter into this Amendment and the Banks to consent hereto and proceed with the transaction contemplated hereby, MBIA makes the following representations and warranties to the Agent and the Banks, which shall survive the execution and delivery of this Amendment and the making of any Loans:

          Section 3.1. Due Authorization, Etc. The execution, delivery and
          -----------  ----------------------
performance by MBIA of the First Amendment Documents and the Loan Documents as amended thereby are within its corporate powers, have been duly authorized by all necessary corporate action and do not and will not (i) violate any provision of any law, rule, regulation (including, without limitation, the New York Insurance Law, the Investment Company Act of 1940, as amended, or Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA or of the corporate charter or by-laws of MBIA, (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which MBIA is a party or by which it or its properties may be bound or affected, or (iii) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by MBIA (other than as contemplated by the Loan Documents), other than, in the case of clauses (ii) and (iii), breaches, defaults or Liens which could not materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any Loan Document.

          Section 3.2. Approvals. No consent, approval or other action by, or
          -----------  ---------
any notice to or filing with any court or administrative or governmental body is or will be necessary for the valid execution, delivery or performance by MBIA of the First Amendment Documents or the Loan Documents as amended thereby.

          Section 3.3. Enforceability. Each First Amendment Document and each
          -----------  --------------
Loan Document as amended thereby, constitutes a legal, valid and binding obligation of MBIA, enforceable against MBIA in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies, whether such matter is heard in a court of law or a court of equity.

          Section 3.4. Financial Statements, etc. (a) MBIA has heretofore
          -----------  -------------------------
furnished to the Agent (i) the audited consolidated and unaudited consolidating balance sheets of MBIA Inc. and its subsidiaries at December 31, 1993, the related audited consolidated statements of income, changes in stockholders' equity and financial position or cash flows, as the case may be, and unaudited consolidating statements of income for the year ended December 31, 1993, and
(ii) the unaudited consolidated and consolidating balance sheets of MBIA Inc. and its subsidiaries as of March 31 and June 30, 1994, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the three months ended March 31, 1994, the six months ended June
30, 1994. Such financial statements were prepared in accordance with generally accepted accounting principles consistently applied and present fairly the consolidated financial position and consolidated results of operations and cash flows of MBIA Inc. and its subsidiaries and the financial position and results of operations and cash flows of MBIA at the dates and for the periods indicated therein. There has been no material adverse change in the consolidated financial position or consolidated results of operations or cash flows of

MBIA Inc. and its subsidiaries taken as a whole or of MBIA since June 30, 1994.

          (b) MBIA has heretofore furnished to the Agent its annual statements and its financial statements as filed with the Department for the year ended December 31, 1993 and its quarterly statements and financial statements as filed with the Department for the periods ended March 31, 1994 and June 30, 1994. Such annual and quarterly statements and financial statements were prepared in accordance with the statutory accounting principles set forth in the New York Insurance Law, all of the assets described therein were the absolute property of MBIA at the dates set forth therein, free and clear of any liens or claims thereon, except as therein stated, and each such Annual Statement is a full and true statement of all the assets and liabilities and of the condition and affairs of MBIA as of such dates and of its income and deductions there from for the year or quarter ended on such dates.

          (c) MBIA has heretofore furnished to the Agent a copy of the annual report on Form 10-K of MBIA Inc. for the fiscal year ended December 31, 1993 as filed with the Securities and Exchange Commission and the quarterly reports on Form 10-Q of MBIA Inc. for each of the quarters ended March 31, 1994 and June 30, 1994 as filed with the Securities and Exchange Commission. Such annual and quarterly reports were prepared in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          Section 3.5. Covered Portfolio. Substantially all of the Insured
          -----------  -----------------
Obligations in the Covered Portfolio are insured by MBIA under Insurance Contracts in the form or forms heretofore supplied to the Agent in accordance with MBIA's underwriting criteria as heretofore disclosed to the Agent, and in MBIA's reasonable judgment such Insured Obligations represent an overall risk of loss (based on all factors including without limitation investment quality and geographical and market diversification which is not materially greater than the risk of loss represented by all of MBIA's Insured Obligations as of the date hereof.

          Section 3.6. Confirmation of Representations and Warranties. MBIA
          -----------  ----------------------------------------------
hereby confirms that its representations and warranties set forth in the Restated Credit Agreement (including without limitation those set forth in Article 5 of the Restated Credit Agreement) are true and correct as of the date hereof.

          Section 3.7. Disclosure. There is no fact known to MBIA which
          -----------  ----------
materially adversely affects the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any First Amendment Document or any Loan Document as amended thereby which has not been set forth in this Amendment, in the financial statements or reports required to be delivered pursuant to Section 3.4 hereof.

                                   ARTICLE 4

                                 MISCELLANEOUS
                                 -------------

          Section 4.1. Restated Credit Agreement. Except as expressly modified
          -----------  -------------------------
as contemplated hereby, the Restated Credit Agreement and the other Loan Documents are hereby confirmed to be in full force and effect in accordance with their respective terms.

          Section 4.2. Survival. All covenants, agreements, representations and
          -----------  --------
warranties made herein or in any Loan Document or in any certificate, document or instrument delivered pursuant hereto or thereto shall survive the First Amendment Effective Date, the making of any Loan and the occurrence of the Expiration Date and shall continue in full force and effect so long as principal of or interest on any Loan or the Note remains outstanding or unpaid, any other amount payable by MBIA under the Restated Credit Agreement as amended hereby, any Note or any other Loan Document remains unpaid or any other obligation of MBIA to perform any other act hereunder or under the Restated Credit Agreement as amended hereby, any Note or any other Loan Document remains unsatisfied or the Banks have any obligation to make a Loan or any other advance of moneys to MBIA under the Restated Credit Agreement as amended hereby.

          Section 4.3. Severability. Any provision of this Amendment which is
          -----------  ------------
prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

          Section 4.4. Successors and Assigns. This Amendment is a continuing
          -----------  ----------------------
obligation and binds, and the benefits hereof shall inure to, the parties hereto and their respective successors and assigns; provided that MBIA may not transfer or assign any or all of its rights or obligations hereunder except as permitted by Section 10.8 of the Restated Credit Agreement.

          Section 4.5. Amendments. No provision of this Amendment shall be
          -----------  ----------
waived, amended or supplemented except as provided in Section 10.12 of the Restated Credit Agreement.

          Section 4.6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
          -----------  -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          Section 4.7. Headings. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

          Section 4.8 Counterparts. This Amendment may be executed in several counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                    MUNICIPAL BOND INVESTORS
                                    ASSURANCE CORPORATION

                                    By /s/ Christopher W. Tilley
                                      ----------------------------
                                      Title:


                                    CREDIT SUISSE, New York Branch,
                                      as Agent

                                    By /s/ Patricia Countryman
                                       ---------------------------------
                                      Title: Member Of Senior Management

                                    By /s/ Lauri A. Sivaslian
                                       ---------------------------------
                                      Title: Member of Senior Management


                                    CREDIT SUISSE, New York Branch,
                                      as Agent

                                    By /s/ Patricia Countryman
                                       ---------------------------------
                                      Title: Member Of Senior Management

                                    By /s/ Lauri A. Sivaslian
                                       ---------------------------------
                                      Title: Member of Senior Management

                                                            EXHIBIT A
                                                            TO FIRST AMENDMENT


                   Form of Opinion of General Counsel of MBIA

                               (attached hereto)

                  [Form of Opinion of General Counsel of MBIA]


                                          September    , 1994
                                                    ---

The Parties Listed on
Schedule I hereto

    Re: First Amendment to First Restated Credit Agreement Dated as of October 1, 1993, among Municipal Bond Investors Assurance Corporation,
         Credit Suisse, New York Branch, as Agent and as a Bank and the other Banks signatory thereto

Ladies and Gentlemen:

I am General Counsel of Municipal Bond Investors Assurance Corporation, a New York stock insurance corporation ("MBIA"). This opinion is being given in connection with the First Amendment, dated as of September 23, 1994 (the "First Amendment"), to the First Restated Credit Agreement dated as of October 1, 1993 (the "First Restated Credit Agreement") among MBIA, Credit Suisse, New York Branch, as a Bank and as Agent, and the other Banks signatory thereto. The First Restated Credit Agreement, as amended by the First Amendment, is referred to herein as the "Credit Agreeement." All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned thereto in the Credit Agreement.

As General Counsel to MBIA, I am familiar with its Restated Charter and its By-Laws, as amended to date, and I have responsibility for supervision of MBIA's insurance regulatory compliance. I have examined such certificates of public officials, such certificates of officers of MBIA and copies certified to my satisfaction of such corporate documents and records of MBIA and of such other papers as I have deemed relevant and necessary for the opinions set forth below. In all such examinations, I have assumed the genuineness of all signatures, the authority to sign and the authenticity of all documents submitted to me as originals. I have also assumed the conformity with the originals of all documents submitted to me as copies. I have relied upon certificates of public officials and of officers of MBIA with respect to the accuracy of factual matters contained therein which were not independently established.

The Parties Listed on Schedule I hereto
September    , 1994
          ---
Page 2

     Based upon the foregoing, it is my opinion that:

     1. MBIA is a stock insurance corporation duly incorporated and validly existing in good standing under the laws of the State of New York and has the corporate power and all requisite licenses and franchises required to carry on its insurance and other business, as now being conducted in the State of New York and in each other jurisdiction where the nature of the business transacted by it makes such qualification necessary, except any jurisdiction other than the State of New York where failure to so qualify would not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under the First Amendment, the Credit Agreement, and the Additional Note (as defined in the First Amendment) (the "Transaction Documents").

     2. The execution, delivery and performance of the Transaction Documents are within the corporate powers of MBIA, have been duly authorized by all necessary corporate action and do not (i) violate any provision of the Restated Charter of By-Laws of MBIA, (ii) violate any provision of law, rule, regulation (including without limitation, the New York Insurance Law, the Investment Company Act of 1940, as amended, or Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA the violation of which would affect the validity or enforceability of any of the Transaction Documents or the ability of MBIA to perform its obligations under the Transaction Documents, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which MBIA is a party or by which it or its properties may be bound or affected or (iv) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by MBIA (other than as contemplated by the Loan Documents), other than, in the case of clauses (iii) and (iv), breaches, defaults, the Permitted Liens or Liens which could not materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under the Transaction Documents.

     3. To the best of my knowledge, no consent, approval or other action by, or any notice to or filing with, any court or administrative or governmental body is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents.

     4. To the best of my knowledge, there is no action , suit, proceeding or investigation before or by any court, arbitrator or administrative or governmental body pending or threatened against MBIA, wherein an adverse decision, ruling or finding would materially and adversely affect (i) the business, assets,

The Parties Listed on Schedule I hereto

September    , 1994
          ---
Page 3


operations or financial condition of MBIA, (ii) the transactions contemplated by the Credit Agreement or (iii) the validity or enforceability of the Transaction Documents.

     5. To the best of my knowledge, MBIA is not in violation of any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA or of the Restated Charter or By-Laws of MBIA, or in default under any material indenture, agreement, lease or instrument to which it is a party or by which it or any of its properties may be subject or bound, where such violation or default may result in a material adverse effect on the business, assets, operations or financial condition of MBIA or on its ability to perform its obligations under the Transaction Documents.

     6. To the best of my knowledge, MBIA is in complianice with the New York Insurance Law and the regulations of the Department thereunder and with all other applicable federal state and other laws, rules and regulations relating to its insurance and other business, except with respect to failures, if any, to comply which singly or in the aggregate do not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any of the Transaction Documents.

     7. All of the issued and outstanding capital stock of MBIA is owned beneficially and of record by MBIA Inc., subject to no Liens. There are no options or similar rights of any Person to acquire any such capital stock or any other capital stock of MBIA.

This opinion is being furnished to you and your participants in connection with the execution of the First Amendment, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without my express written consent.


                              Very truly yours,



                              Louis G Lenzi
                              General Counsel

                                   SCHEDULE I


Credit Suisse, New York Branch
  as a Bank and as Agent
12 East 49 Street New York, NY 10017


Caisse des Depots and Consignations
c/o CDC Capital, Inc.
9 West 57 Street -- 36th Floor
New York, NY 10019


Deutsche Bank AG
New York Branch
31 West 52nd Street
New York, NY 10019

Bayerische Landesbank Girozentrale
560 Lexington Avenue
New York, NY 10022


Landesbank Hessen-Thuringen Girozentrale
499 Park Avenue, l9th Floor
New York, NY 10022


Sudwestdeutsche Landesbank
3191 International Loans
Lautenschlagerstr. 2
D70173 Stuttgart, Germany

                                              EXHIBIT B
                                              TO FIRST AMENDMENT


                         Form of Opinion of Kutak, Rock

                               [attached hereto]

                        [Form of Opinion of Kutak Rock]


                                              September    , 1994
                                                        ---

To the Parties Listed
on Schedule I hereto

     Re: First Amendment to First Restated Credit Agreement Dated as of October 1, 1993 Among Municipal Bond Investors Assurance Corporation, Credit Suisse, New York Branch, as Agent and as a Bank, and the Other Banks Signatory Thereto


Ladies and Gentlemen:

     This opinion is furnished to you in connection with tile First Amendment, dated as of September 23, 1994 (the "First Amendment") to the First Restated Credit Agreement dated as of October 1, 1993 (the "First Restated Credit Agreement"), among Municipal Bond Investors Assurance Corporation ("MBIA"), Credit Suisse, acting through its New York Branch, as a Bank and as Agent, and the other Banks signatory thereto. The First Restated Credit Agreement, as amended by the First Amendment, is referred to herein as the "Credit Agreement." All capitalized terms used herein and not otherwise defined have the meanings assigned thereto in the Credit Agreement. As used herein, "Transaction Documents" means the First Amendment, the Credit Agreement and the Additional Note (as defined in the First Amendment).

     We have acted as special counsel to MBIA in connection with the execution and delivery of the Transaction Documents. In this connection, we have examined the Transaction Documents and such certificates of public officials, such certificates of officers of MBIA, and copies certified to our satisfaction of such corporate documents and records of MBIA, and such other documents as we have deemed necessary or appropriate for the opinions set forth below. We have relied upon such certificates of public officials, and of officers of MBIA with respect to the accuracy of factual matters contained therein which were not independently established.

     We have also assumed (i) the due execution and delivery, pursuant to due authorization, of (A) each document referred to in the immediately preceding paragraph by all parties other than MBIA to such document, and (B) the consent to the First Amendment of each Bank, (ii) the authenticity of all such documents submitted to us as originals, (iii) the genuineness of all signatures and (iv)

The Parties Listed on Schedule I hereto
September    , 1994
          ---
Page 2


the conformity to the originals of all such documents submitted to us as copies.

     Based upon the foregoing and upon such investigation as we have deemed necessary, we are of the opinion that:


     1. MBIA is a stock insurance corporation, duly incorporated and validly existing under the laws of the State of New York, and is licensed and authorized to carry on its business under the laws of the State of New York.

     2. Each Transaction Document has been duly executed and is a valid and binding obligation of MBIA enforceable in accordance with its terms, except that such enforceability may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and the enforceability as to rights to indemnity thereunder as may be subject to limitations of public policy.

     3. The execution, delivery and performance of the Transaction Documents do not (a) violate any provision of the Restated Charter or Bylaws of MBIA or
(b) violate any provision of law (including without limitation the New York Insurance Law or the Investment Company Act of 1940, as amended) or, to the best of our knowledge, any rule or regulation (including without limitation Regulation G, T, U or X of the Board of Governors of the Federal Reserve System) presently in effect having applicability to MBIA the violation of which would
(i) affect the validity or enforceability of any Transaction Document or the ability of MBIA to perform its obligations thereunder, (ii) adversely affect the Banks or their rights under any Transaction Document or (iii) materially adversely affect the business, assets, operations or financial condition of MBIA.

     4. To the best of our knowledge, no consent, approval or other action by or any notice to or filing with any court or administrative or governmental body is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents. No consent, approval or other action by or any notice to or filing with the Department is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents.

     5. Except with respect to MBIA's obligations to pay the principal of and interest on the Loans, the obligations of MBIA under the Transaction Documents will rank, under the New York Insurance Law, at least pari passu in priority of payment with all other unsecured obligations of MBIA, including without limitation MBIA's obligation to pay claims under Insurance Contracts under the New York Insurance Law, subject, however, to statutory priorities

The Parties Listed on Schedule I hereto
September    , 1994
          ---
Page 3

granted to certain claims under Sections 7426 and 7435 of the New York Insurance Law.

     In rendering the opinions expressed herein, we express no opinion as to the laws of any jurisdiction other than the State of New York and the federal laws of the United States of America.

     This opinion is being furnished to you and your participants solely in connection with the execution of the First Amendment, and it is not to be used, circulated, quoted or otherwise refit to for any purpose without our express written consent.


                         Very truly yours,

                                   SCHEDULE I


Credit Suisse, New York Branch
  as a Bank and as Agent
12 East 49 Street
New York, NY 10017


Caisse des Depots and Consignations
c/o CDC Capital, Inc.
36th Floor, 9 West 57 Street
New York, NY 10019


Deutsche Bank AG
New York Branch
31 West 52 Street
New York, NY 10019


Bayerische Landesbank Girozentrale
560 Lexington Avenue
New York, NY 10022


Landesbank Hessen-Thuringen Girozentrale l9th Floor, 499 Park Avenue
New York, NY 10022


Sudwestdeutsche Landesbank
3191 International Loans
Lautenschlagerstr. 2
D70173 Stuttgart, Germany